Offerings - Offering: 1	Jul. 31, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Non-Convertible Debt
Security Class Title	5.300% Senior Notes due 2034
Amount Registered | shares	600,000,000
Proposed Maximum Offering Price per Unit	0.9967
Maximum Aggregate Offering Price	$ 598,020,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 88,267.75
Offering Note	Rule 457(r) Fee Calculation Details